Quarterly Performance Summary
Truist Financial Corporation
Fourth Quarter 2022

Financial Highlights
	Quarter Ended			Year-to-Date
	December 31		%	December 31		%
(Dollars in millions, except per share data, shares in thousands)	2022	2021	Change	2022	2021	Change
Summary Income Statement
Interest income - taxable equivalent (1)	$5,288	$3,435	53.9%	$16,779	$13,882	20.9%
Interest expense	1,257	168	NM	2,321	768	NM
Net interest income - taxable equivalent	4,031	3,267	23.4	14,458	13,114	10.2
Less: Taxable-equivalent adjustment	50	24	108.3	142	108	31.5
Net interest income	3,981	3,243	22.8	14,316	13,006	10.1
Provision for credit losses	467	(103)	NM	777	(813)	(195.6)
Net interest income after provision for credit losses	3,514	3,346	5.0	13,539	13,819	(2.0)
Noninterest income	2,227	2,323	(4.1)	8,719	9,290	(6.1)
Noninterest expense	3,722	3,700	0.6	14,589	15,116	(3.5)
Income before income taxes	2,019	1,969	2.5	7,669	7,993	(4.1)
Provision for income taxes	337	367	(8.2)	1,402	1,556	(9.9)
Net income	1,682	1,602	5.0	6,267	6,437	(2.6)
Noncontrolling interests	1	—	NM	7	(3)	NM
Net income available to the bank holding company	1,681	1,602	4.9	6,260	6,440	(2.8)
Preferred stock dividends and other	71	78	(9.0)	333	407	(18.2)
Net income available to common shareholders	1,610	1,524	5.6	5,927	6,033	(1.8)
Per Common Share Data
Earnings per share-basic	$1.21	$1.15	5.2%	$4.46	$4.51	(1.1)%
Earnings per share-diluted	1.20	1.13	6.2	4.43	4.47	(0.9)
Earnings per share-adjusted diluted (2)	1.30	1.38	(5.8)	4.96	5.53	(10.3)
Cash dividends declared	0.52	0.48	8.3	2.00	1.86	7.5
Common shareholders’ equity	40.58	47.14	(13.9)	40.58	47.14	(13.9)
Tangible common shareholders’ equity (2)	18.04	25.47	(29.2)	18.04	25.47	(29.2)
End of period shares outstanding	1,326,829	1,327,818	(0.1)	1,326,829	1,327,818	(0.1)
Weighted average shares outstanding-basic	1,326,787	1,329,979	(0.2)	1,328,120	1,337,144	(0.7)
Weighted average shares outstanding-diluted	1,337,338	1,343,029	(0.4)	1,338,462	1,349,378	(0.8)
Performance Ratios
Return on average assets	1.21%	1.19%		1.15%	1.23%
Return on average risk-weighted assets (current period is preliminary)	1.56	1.64		1.52	1.69
Return on average common shareholders’ equity	11.7	9.8		10.4	9.7
Return on average tangible common shareholders’ equity (2)	27.6	18.9		22.9	18.4
Net interest margin - taxable equivalent	3.25	2.76		3.01	2.86
Fee income ratio	35.9	41.7		37.9	41.7
Efficiency ratio-GAAP	60.0	66.5		63.3	67.8
Efficiency ratio-adjusted (2)	54.2	56.0		56.4	56.7
Credit Quality
Nonperforming assets as a percentage of:
Assets, including LHFS	0.23%	0.21%		0.23%	0.21%
Loans and leases plus foreclosed property	0.38	0.39		0.38	0.39
Net charge-offs as a percentage of average loans and leases	0.34	0.25		0.27	0.24
Allowance for loan and lease losses as a percentage of LHFI	1.34	1.53		1.34	1.53
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.68x	4.07x		3.68x	4.07x
Average Balances
Assets	$552,959	$534,911	3.4%	$543,830	$522,385	4.1%
Securities (3)	142,433	153,405	(7.2)	147,266	139,497	5.6
Loans and leases	322,733	291,074	10.9	306,835	293,448	4.6
Deposits	413,276	410,966	0.6	418,090	398,372	4.9
Common shareholders’ equity	54,823	61,807	(11.3)	57,124	62,112	(8.0)
Total shareholders’ equity	61,519	68,480	(10.2)	63,817	69,133	(7.7)
Period-End Balances
Assets	$555,255	$541,241	2.6%
Securities (3)	129,514	154,617	(16.2)
Loans and leases	327,435	294,325	11.2
Deposits	413,495	416,488	(0.7)
Common shareholders’ equity	53,841	62,598	(14.0)
Total shareholders’ equity	60,537	69,271	(12.6)
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	9.0%	9.6%
Tier 1	10.5	11.3
Total	12.5	13.2
Leverage	8.5	8.7
Supplementary leverage	7.3	7.4
Applicable ratios are annualized.
NM - not meaningful
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management’s reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
Truist Financial Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2022	2022	2022	2022	2021
Summary Income Statement
Interest income - taxable equivalent (1)	$5,288	$4,407	$3,701	$3,383	$3,435
Interest expense	1,257	624	266	174	168
Net interest income - taxable equivalent	4,031	3,783	3,435	3,209	3,267
Less: Taxable-equivalent adjustment	50	38	28	26	24
Net interest income	3,981	3,745	3,407	3,183	3,243
Provision for credit losses	467	234	171	(95)	(103)
Net interest income after provision for credit losses	3,514	3,511	3,236	3,278	3,346
Noninterest income	2,227	2,102	2,248	2,142	2,323
Noninterest expense	3,722	3,613	3,580	3,674	3,700
Income before income taxes	2,019	2,000	1,904	1,746	1,969
Provision for income taxes	337	363	372	330	367
Net income	1,682	1,637	1,532	1,416	1,602
Noncontrolling interests	1	4	1	1	—
Net income available to the bank holding company	1,681	1,633	1,531	1,415	1,602
Preferred stock dividends and other	71	97	77	88	78
Net income available to common shareholders	1,610	1,536	1,454	1,327	1,524
Per Common Share Data
Earnings per share-basic	$1.21	$1.16	$1.09	$1.00	$1.15
Earnings per share-diluted	1.20	1.15	1.09	0.99	1.13
Earnings per share-adjusted diluted (2)	1.30	1.24	1.20	1.23	1.38
Cash dividends declared	0.52	0.52	0.48	0.48	0.48
Common shareholders’ equity	40.58	40.79	42.45	43.82	47.14
Tangible common shareholders’ equity (2)	18.04	18.36	20.51	21.87	25.47
End of period shares outstanding	1,326,829	1,326,766	1,326,393	1,331,414	1,327,818
Weighted average shares outstanding-basic	1,326,787	1,326,539	1,330,160	1,329,037	1,329,979
Weighted average shares outstanding-diluted	1,337,338	1,336,659	1,338,864	1,341,563	1,343,029
Performance Ratios
Return on average assets	1.21%	1.19%	1.14%	1.07%	1.19%
Return on average risk-weighted assets (current quarter is preliminary)	1.56	1.56	1.52	1.46	1.64
Return on average common shareholders’ equity	11.7	10.7	10.3	9.0	9.8
Return on average tangible common shareholders’ equity (2)	27.6	23.5	22.7	18.6	18.9
Net interest margin - taxable equivalent	3.25	3.12	2.89	2.76	2.76
Fee income ratio	35.9	36.0	39.7	40.2	41.7
Efficiency ratio-GAAP	60.0	61.8	63.3	69.0	66.5
Efficiency ratio-adjusted (2)	54.2	56.4	57.0	58.3	56.0
Credit Quality
Nonperforming assets as a percentage of:
Assets, including LHFS	0.23%	0.23%	0.22%	0.21%	0.21%
Loans and leases plus foreclosed property	0.38	0.37	0.38	0.38	0.39
Net charge-offs as a percentage of average loans and leases	0.34	0.27	0.22	0.25	0.25
Allowance for loan and lease losses as a percentage of LHFI	1.34	1.34	1.38	1.44	1.53
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.68x	3.80x	3.84x	3.99x	4.07x
Average Balances
Assets	$552,959	$545,606	$540,568	$535,981	$534,911
Securities (3)	142,433	145,396	148,681	152,687	153,405
Loans and leases	322,733	311,876	299,861	292,484	291,074
Deposits	413,276	420,096	423,750	415,238	410,966
Common shareholders’ equity	54,823	56,813	56,803	60,117	61,807
Total shareholders’ equity	61,519	63,510	63,500	66,798	68,480
Period-End Balances
Assets	$555,255	$548,438	$545,123	$543,979	$541,241
Securities (3)	129,514	131,732	139,359	146,415	154,617
Loans and leases	327,435	316,639	307,300	294,248	294,325
Deposits	413,495	415,992	424,759	428,328	416,488
Common shareholders’ equity	53,841	54,115	56,302	58,348	62,598
Total shareholders’ equity	60,537	60,811	62,999	65,044	69,271
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	9.0%	9.1%	9.2%	9.4%	9.6%
Tier 1	10.5	10.7	10.8	11.0	11.3
Total	12.5	12.6	12.6	13.0	13.2
Leverage	8.5	8.5	8.6	8.6	8.7
Supplementary leverage	7.3	7.3	7.3	7.3	7.4
Applicable ratios are annualized.
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management’s reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

2 Truist Financial Corporation

Consolidated Statements of Income
	Quarter Ended				Year-to-Date
	Dec. 31		Change		Dec. 31		Change
(Dollars in millions, except per share data, shares in thousands)	2022	2021	$	%	2022	2021	$	%
Interest Income
Interest and fees on loans and leases	$4,220	$2,753	$1,467	53.3%	$13,252	$11,481	$1,771	15.4%
Interest on securities	739	602	137	22.8	2,763	2,090	673	32.2
Interest on other earning assets	279	56	223	NM	622	203	419	NM
Total interest income	5,238	3,411	1,827	53.6	16,637	13,774	2,863	20.8
Interest Expense
Interest on deposits	683	32	651	NM	1,145	148	997	NM
Interest on long-term debt	332	127	205	161.4	791	573	218	38.0
Interest on other borrowings	242	9	233	NM	385	47	338	NM
Total interest expense	1,257	168	1,089	NM	2,321	768	1,553	NM
Net Interest Income	3,981	3,243	738	22.8	14,316	13,006	1,310	10.1
Provision for credit losses	467	(103)	570	NM	777	(813)	1,590	(195.6)
Net Interest Income After Provision for Credit Losses	3,514	3,346	168	5.0	13,539	13,819	(280)	(2.0)
Noninterest Income
Insurance income	766	666	100	15.0	3,043	2,627	416	15.8
Wealth management income	324	350	(26)	(7.4)	1,338	1,392	(54)	(3.9)
Investment banking and trading income	257	377	(120)	(31.8)	995	1,441	(446)	(31.0)
Service charges on deposits	257	273	(16)	(5.9)	1,026	1,060	(34)	(3.2)
Card and payment related fees	245	224	21	9.4	944	874	70	8.0
Mortgage banking income	117	204	(87)	(42.6)	460	734	(274)	(37.3)
Lending related fees	110	81	29	35.8	375	349	26	7.4
Operating lease income	68	71	(3)	(4.2)	258	262	(4)	(1.5)
Securities gains (losses)	—	—	—	—	(71)	—	(71)	NM
Other income	83	77	6	7.8	351	551	(200)	(36.3)
Total noninterest income	2,227	2,323	(96)	(4.1)	8,719	9,290	(571)	(6.1)
Noninterest Expense
Personnel expense	2,198	2,096	102	4.9	8,467	8,632	(165)	(1.9)
Professional fees and outside processing	347	379	(32)	(8.4)	1,411	1,442	(31)	(2.1)
Software expense	241	238	3	1.3	932	945	(13)	(1.4)
Net occupancy expense	179	186	(7)	(3.8)	744	764	(20)	(2.6)
Amortization of intangibles	163	143	20	14.0	583	574	9	1.6
Equipment expense	124	124	—	—	478	513	(35)	(6.8)
Marketing and customer development	70	68	2	2.9	352	294	58	19.7
Operating lease depreciation	44	46	(2)	(4.3)	184	190	(6)	(3.2)
Regulatory costs	52	38	14	36.8	183	137	46	33.6
Merger-related and restructuring charges	114	212	(98)	(46.2)	513	822	(309)	(37.6)
Other expense	190	170	20	11.8	742	803	(61)	(7.6)
Total noninterest expense	3,722	3,700	22	0.6	14,589	15,116	(527)	(3.5)
Earnings
Income before income taxes	2,019	1,969	50	2.5	7,669	7,993	(324)	(4.1)
Provision for income taxes	337	367	(30)	(8.2)	1,402	1,556	(154)	(9.9)
Net income	1,682	1,602	80	5.0	6,267	6,437	(170)	(2.6)
Noncontrolling interests	1	—	1	NM	7	(3)	10	NM
Net income available to the bank holding company	1,681	1,602	79	4.9	6,260	6,440	(180)	(2.8)
Preferred stock dividends and other	71	78	(7)	(9.0)	333	407	(74)	(18.2)
Net income available to common shareholders	$1,610	$1,524	$86	5.6%	$5,927	$6,033	$(106)	(1.8)%
Earnings Per Common Share
Basic	$1.21	$1.15	$0.06	5.2%	$4.46	$4.51	$(0.05)	(1.1)%
Diluted	1.20	1.13	0.07	6.2	4.43	4.47	(0.04)	(0.9)
Weighted Average Shares Outstanding
Basic	1,326,787	1,329,979	(3,192)	(0.2)	1,328,120	1,337,144	(9,024)	(0.7)
Diluted	1,337,338	1,343,029	(5,691)	(0.4)	1,338,462	1,349,378	(10,916)	(0.8)
NM - not meaningful
In 4Q22, the Company combined residential mortgage income and commercial mortgage income. Further, the Company collapsed income from bank-owned life insurances into other income and loan-related expense and loss (gain) on early extinguishment of debt into other expense. Prior periods were restated to conform to the current presentation.

Truist Financial Corporation 3

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2022	2022	2022	2022	2021
Interest Income
Interest and fees on loans and leases	$4,220	$3,490	$2,898	$2,644	$2,753
Interest on securities	739	709	675	640	602
Interest on other earning assets	279	170	100	73	56
Total interest income	5,238	4,369	3,673	3,357	3,411
Interest Expense
Interest on deposits	683	331	99	32	32
Interest on long-term debt	332	190	137	132	127
Interest on other borrowings	242	103	30	10	9
Total interest expense	1,257	624	266	174	168
Net Interest Income	3,981	3,745	3,407	3,183	3,243
Provision for credit losses	467	234	171	(95)	(103)
Net Interest Income After Provision for Credit Losses	3,514	3,511	3,236	3,278	3,346
Noninterest Income
Insurance income	766	725	825	727	666
Wealth management income	324	334	337	343	350
Investment banking and trading income	257	222	255	261	377
Service charges on deposits	257	263	254	252	273
Card and payment related fees	245	241	246	212	224
Mortgage banking income	117	122	100	121	204
Lending related fees	110	80	100	85	81
Operating lease income	68	66	66	58	71
Securities gains (losses)	—	(1)	(1)	(69)	—
Other income	83	50	66	152	77
Total noninterest income	2,227	2,102	2,248	2,142	2,323
Noninterest Expense
Personnel expense	2,198	2,116	2,102	2,051	2,096
Professional fees and outside processing	347	352	349	363	379
Software expense	241	225	234	232	238
Net occupancy expense	179	176	181	208	186
Amortization of intangibles	163	140	143	137	143
Equipment expense	124	122	114	118	124
Marketing and customer development	70	105	93	84	68
Operating lease depreciation	44	45	47	48	46
Regulatory costs	52	52	44	35	38
Merger-related and restructuring charges	114	62	121	216	212
Other expense	190	218	152	182	170
Total noninterest expense	3,722	3,613	3,580	3,674	3,700
Earnings
Income before income taxes	2,019	2,000	1,904	1,746	1,969
Provision for income taxes	337	363	372	330	367
Net income	1,682	1,637	1,532	1,416	1,602
Noncontrolling interests	1	4	1	1	—
Net income available to the bank holding company	1,681	1,633	1,531	1,415	1,602
Preferred stock dividends and other	71	97	77	88	78
Net income available to common shareholders	$1,610	$1,536	$1,454	$1,327	$1,524
Earnings Per Common Share
Basic	$1.21	$1.16	$1.09	$1.00	$1.15
Diluted	1.20	1.15	1.09	0.99	1.13
Weighted Average Shares Outstanding
Basic	1,326,787	1,326,539	1,330,160	1,329,037	1,329,979
Diluted	1,337,338	1,336,659	1,338,864	1,341,563	1,343,029
In 4Q22, the Company combined residential mortgage income and commercial mortgage income. Further, the Company collapsed income from bank-owned life insurances into other income and loan-related expense and loss (gain) on early extinguishment of debt into other expense. Prior periods were restated to conform to the current presentation.

4 Truist Financial Corporation

Consolidated Ending Balance Sheets - Five Quarter Trend
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2022	2022	2022	2022	2021
Assets
Cash and due from banks	$5,379	$5,031	$5,511	$5,516	$5,085
Interest-bearing deposits with banks	16,042	17,194	17,602	23,606	15,210
Securities borrowed or purchased under resale agreements	3,181	2,568	2,650	2,322	4,028
Trading assets at fair value	4,905	5,864	5,230	5,920	4,423
Securities available for sale at fair value	71,801	72,978	79,278	84,753	153,123
Securities held to maturity at amortized cost	57,713	58,754	60,081	61,662	1,494
Loans and leases:
Commercial:
Commercial and industrial	164,307	153,615	149,840	141,060	138,762
CRE	22,676	22,493	22,149	22,774	23,951
Commercial construction	5,849	5,568	5,157	5,220	4,971
Consumer:
Residential mortgage	56,645	55,529	50,903	48,171	47,852
Residential home equity and direct	25,432	25,657	25,345	24,853	25,066
Indirect auto	27,951	28,239	27,419	25,756	26,441
Indirect other	12,977	12,683	11,961	11,043	10,883
Student	5,287	5,780	6,144	6,514	6,780
Credit card	4,867	4,771	4,744	4,690	4,807
Total loans and leases held for investment	325,991	314,335	303,662	290,081	289,513
Loans held for sale	1,444	2,304	3,638	4,167	4,812
Total loans and leases	327,435	316,639	307,300	294,248	294,325
Allowance for loan and lease losses	(4,377)	(4,205)	(4,187)	(4,170)	(4,435)
Premises and equipment	3,605	3,585	3,682	3,662	3,700
Goodwill	27,013	26,810	26,299	26,284	26,098
Core deposit and other intangible assets	3,672	3,726	3,535	3,693	3,408
Loan servicing rights at fair value	3,758	3,797	3,466	3,013	2,633
Other assets	35,128	35,697	34,676	33,470	32,149
Total assets	$555,255	$548,438	$545,123	$543,979	$541,241
Liabilities
Deposits:
Noninterest-bearing deposits	$135,742	$144,826	$147,752	$150,446	$145,892
Interest checking	110,464	110,397	114,143	119,572	115,754
Money market and savings	143,815	146,315	149,302	143,834	138,956
Time deposits	23,474	14,454	13,562	14,476	15,886
Total deposits	413,495	415,992	424,759	428,328	416,488
Short-term borrowings	23,422	25,687	13,736	5,147	5,292
Long-term debt	43,203	31,172	30,319	33,773	35,913
Other liabilities	14,598	14,776	13,310	11,687	14,277
Total liabilities	494,718	487,627	482,124	478,935	471,970
Shareholders’ Equity:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Common stock	6,634	6,634	6,632	6,657	6,639
Additional paid-in capital	34,544	34,487	34,410	34,539	34,565
Retained earnings	26,264	25,344	24,500	23,687	22,998
Accumulated other comprehensive loss	(13,601)	(12,350)	(9,240)	(6,535)	(1,604)
Noncontrolling interests	23	23	24	23	—
Total shareholders’ equity	60,537	60,811	62,999	65,044	69,271
Total liabilities and shareholders’ equity	$555,255	$548,438	$545,123	$543,979	$541,241

Truist Financial Corporation 5

Average Balance Sheets
	Quarter Ended				Year-to-Date
	December 31		Change		December 31		Change
(Dollars in millions)	2022	2021	$	%	2022	2021	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$10,989	$9,891	$1,098	11.1%	$10,591	$7,633	$2,958	38.8%
U.S. government-sponsored entities (GSE)	325	1,686	(1,361)	(80.7)	498	1,799	(1,301)	(72.3)
Mortgage-backed securities issued by GSE	126,718	137,651	(10,933)	(7.9)	131,669	128,306	3,363	2.6
States and political subdivisions	426	410	16	3.9	392	429	(37)	(8.6)
Non-agency mortgage-backed	3,953	3,738	215	5.8	4,072	1,299	2,773	NM
Other	22	29	(7)	(24.1)	44	31	13	41.9
Total securities	142,433	153,405	(10,972)	(7.2)	147,266	139,497	7,769	5.6
Loans and leases:
Commercial:
Commercial and industrial	159,308	134,804	24,504	18.2	149,030	137,304	11,726	8.5
CRE	22,497	24,396	(1,899)	(7.8)	22,697	25,269	(2,572)	(10.2)
Commercial construction	5,711	5,341	370	6.9	5,326	6,053	(727)	(12.0)
Consumer:
Residential mortgage	56,292	47,185	9,107	19.3	51,721	45,500	6,221	13.7
Residential home equity and direct	25,518	25,146	372	1.5	25,232	25,319	(87)	(0.3)
Indirect auto	28,117	26,841	1,276	4.8	27,197	26,621	576	2.2
Indirect other	12,848	10,978	1,870	17.0	11,876	10,935	941	8.6
Student	5,533	6,884	(1,351)	(19.6)	6,114	7,251	(1,137)	(15.7)
Credit card	4,842	4,769	73	1.5	4,753	4,650	103	2.2
Total loans and leases held for investment	320,666	286,344	34,322	12.0	303,946	288,902	15,044	5.2
Loans held for sale	2,067	4,730	(2,663)	(56.3)	2,889	4,546	(1,657)	(36.4)
Total loans and leases	322,733	291,074	31,659	10.9	306,835	293,448	13,387	4.6
Interest earning trading assets	5,717	6,772	(1,055)	(15.6)	5,767	5,602	165	2.9
Other earning assets	21,922	19,634	2,288	11.7	20,429	19,498	931	4.8
Total earning assets	492,805	470,885	21,920	4.7	480,297	458,045	22,252	4.9
Nonearning assets	60,154	64,026	(3,872)	(6.0)	63,533	64,340	(807)	(1.3)
Total assets	$552,959	$534,911	$18,048	3.4%	$543,830	$522,385	$21,445	4.1%
Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing deposits	$141,032	$146,492	$(5,460)	(3.7)%	$145,392	$138,733	$6,659	4.8%
Interest checking	110,001	110,506	(505)	(0.5)	111,539	107,311	4,228	3.9
Money market and savings	144,730	137,676	7,054	5.1	145,645	134,303	11,342	8.4
Time deposits	17,513	16,292	1,221	7.5	15,514	18,025	(2,511)	(13.9)
Total deposits	413,276	410,966	2,310	0.6	418,090	398,372	19,718	4.9
Short-term borrowings	25,640	6,433	19,207	NM	14,957	6,170	8,787	142.4
Long-term debt	38,700	37,623	1,077	2.9	34,172	37,410	(3,238)	(8.7)
Other liabilities	13,824	11,409	2,415	21.2	12,794	11,300	1,494	13.2
Total liabilities	491,440	466,431	25,009	5.4	480,013	453,252	26,761	5.9
Shareholders’ equity	61,519	68,480	(6,961)	(10.2)	63,817	69,133	(5,316)	(7.7)
Total liabilities and shareholders’ equity	$552,959	$534,911	$18,048	3.4%	$543,830	$522,385	$21,445	4.1%
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.
NM - not meaningful

6 Truist Financial Corporation

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2022	2022	2022	2022	2021
Assets
Securities at amortized cost (1):
U.S. Treasury	$10,989	$10,925	$10,544	$9,890	$9,891
U.S. government-sponsored entities (GSE)	325	305	255	1,120	1,686
Mortgage-backed securities issued by GSE	126,718	129,703	133,339	137,052	137,651
States and political subdivisions	426	395	371	374	410
Non-agency mortgage-backed	3,953	4,016	4,097	4,224	3,738
Other	22	52	75	27	29
Total securities	142,433	145,396	148,681	152,687	153,405
Loans and leases:
Commercial:
Commercial and industrial	159,308	152,123	145,558	138,872	134,804
CRE	22,497	22,245	22,508	23,555	24,396
Commercial construction	5,711	5,284	5,256	5,046	5,341
Consumer:
Residential mortgage	56,292	53,271	49,237	47,976	47,185
Residential home equity and direct	25,518	25,394	25,124	24,883	25,146
Indirect auto	28,117	28,057	26,496	26,088	26,841
Indirect other	12,848	12,300	11,471	10,860	10,978
Student	5,533	5,958	6,331	6,648	6,884
Credit card	4,842	4,755	4,728	4,682	4,769
Total loans and leases held for investment	320,666	309,387	296,709	288,610	286,344
Loans held for sale	2,067	2,489	3,152	3,874	4,730
Total loans and leases	322,733	311,876	299,861	292,484	291,074
Interest earning trading assets	5,717	5,446	6,073	5,837	6,772
Other earning assets	21,922	19,631	21,203	18,932	19,634
Total earning assets	492,805	482,349	475,818	469,940	470,885
Nonearning assets	60,154	63,257	64,750	66,041	64,026
Total assets	$552,959	$545,606	$540,568	$535,981	$534,911
Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing deposits	$141,032	$146,041	$148,610	$145,933	$146,492
Interest checking	110,001	111,645	112,375	112,159	110,506
Money market and savings	144,730	147,659	148,632	141,500	137,676
Time deposits	17,513	14,751	14,133	15,646	16,292
Total deposits	413,276	420,096	423,750	415,238	410,966
Short-term borrowings	25,640	17,392	9,618	6,944	6,433
Long-term debt	38,700	31,381	31,263	35,337	37,623
Other liabilities	13,824	13,227	12,437	11,664	11,409
Total liabilities	491,440	482,096	477,068	469,183	466,431
Shareholders’ equity	61,519	63,510	63,500	66,798	68,480
Total liabilities and shareholders’ equity	$552,959	$545,606	$540,568	$535,981	$534,911
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

Truist Financial Corporation 7

Average Balances and Rates - Quarters
	Quarter Ended
	December 31, 2022			September 30, 2022
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$10,989	$27	0.98%	$10,925	$26	0.93%
U.S. government-sponsored entities (GSE)	325	3	2.47	305	1	2.56
Mortgage-backed securities issued by GSE	126,718	682	2.16	129,703	655	2.02
States and political subdivisions	426	4	4.03	395	4	3.92
Non-agency mortgage-backed	3,953	23	2.33	4,016	24	2.32
Other	22	1	4.44	52	—	3.94
Total securities	142,433	740	2.08	145,396	710	1.95
Loans and leases:
Commercial:
Commercial and industrial	159,308	2,098	5.23	152,123	1,564	4.08
CRE	22,497	314	5.51	22,245	245	4.32
Commercial construction	5,711	88	6.25	5,284	62	4.83
Consumer:
Residential mortgage	56,292	514	3.65	53,271	478	3.59
Residential home equity and direct	25,518	402	6.25	25,394	361	5.64
Indirect auto	28,117	396	5.59	28,057	382	5.40
Indirect other	12,848	209	6.46	12,300	200	6.46
Student	5,533	90	6.42	5,958	85	5.64
Credit card	4,842	127	10.38	4,755	119	9.97
Total loans and leases held for investment	320,666	4,238	5.25	309,387	3,496	4.49
Loans held for sale	2,067	31	6.08	2,489	30	4.81
Total loans and leases	322,733	4,269	5.26	311,876	3,526	4.49
Interest earning trading assets	5,717	79	5.60	5,446	62	4.49
Other earning assets	21,922	200	3.60	19,631	109	2.24
Total earning assets	492,805	5,288	4.27	482,349	4,407	3.63
Nonearning assets	60,154			63,257
Total assets	$552,959			$545,606
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$110,001	304	1.10	$111,645	158	0.56
Money market and savings	144,730	316	0.87	147,659	159	0.43
Time deposits	17,513	63	1.42	14,751	14	0.40
Total interest-bearing deposits (4)	272,244	683	1.00	274,055	331	0.48
Short-term borrowings	25,640	242	3.75	17,392	103	2.34
Long-term debt	38,700	332	3.42	31,381	190	2.43
Total interest-bearing liabilities	336,584	1,257	1.48	322,828	624	0.77
Noninterest-bearing deposits (4)	141,032			146,041
Other liabilities	13,824			13,227
Shareholders’ equity	61,519			63,510
Total liabilities and shareholders’ equity	$552,959			$545,606
Average interest-rate spread			2.79			2.86

Net interest income/ net interest margin - taxable equivalent		$4,031	3.25%		$3,783	3.12%
Taxable-equivalent adjustment		$50			$38
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.66% and 0.31% for the three months ended December 31, 2022 and September 30, 2022, respectively.

8 Truist Financial Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	June 30, 2022			March 31, 2022			December 31, 2021
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$10,544	$22	0.86%	$9,890	$18	0.72%	$9,891	$18	0.72%
U.S. government-sponsored entities (GSE)	255	1	1.96	1,120	6	2.13	1,686	9	2.20
Mortgage-backed securities issued by GSE	133,339	625	1.88	137,052	590	1.72	137,651	552	1.60
States and political subdivisions	371	4	3.83	374	3	3.72	410	3	3.60
Non-agency mortgage-backed	4,097	23	2.30	4,224	24	2.25	3,738	20	2.23
Other	75	1	3.66	27	—	2.04	29	1	1.90
Total securities	148,681	676	1.82	152,687	641	1.68	153,405	603	1.57
Loans and leases:
Commercial:
Commercial and industrial	145,558	1,174	3.24	138,872	987	2.88	134,804	986	2.90
CRE	22,508	193	3.41	23,555	168	2.84	24,396	175	2.81
Commercial construction	5,256	43	3.46	5,046	35	3.05	5,341	38	2.96
Consumer:
Residential mortgage	49,237	440	3.58	47,976	428	3.57	47,185	453	3.84
Residential home equity and direct	25,124	329	5.25	24,883	330	5.38	25,146	352	5.55
Indirect auto	26,496	362	5.47	26,088	357	5.56	26,841	389	5.75
Indirect other	11,471	180	6.27	10,860	169	6.32	10,978	176	6.42
Student	6,331	66	4.20	6,648	63	3.86	6,884	70	4.07
Credit card	4,728	105	8.91	4,682	104	8.97	4,769	105	8.69
Total loans and leases held for investment	296,709	2,892	3.91	288,610	2,641	3.70	286,344	2,744	3.81
Loans held for sale	3,152	33	4.20	3,874	28	2.87	4,730	32	2.66
Total loans and leases	299,861	2,925	3.91	292,484	2,669	3.69	291,074	2,776	3.79
Interest earning trading assets	6,073	55	3.55	5,837	43	3.04	6,772	46	2.72
Other earning assets	21,203	45	0.85	18,932	30	0.63	19,634	10	0.20
Total earning assets	475,818	3,701	3.12	469,940	3,383	2.90	470,885	3,435	2.90
Nonearning assets	64,750			66,041			64,026
Total assets	$540,568			$535,981			$534,911
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$112,375	43	0.15	$112,159	14	0.05	$110,506	15	0.05
Money market and savings	148,632	50	0.13	141,500	11	0.03	137,676	8	0.03
Time deposits	14,133	6	0.17	15,646	7	0.18	16,292	9	0.21
Total interest-bearing deposits (4)	275,140	99	0.14	269,305	32	0.05	264,474	32	0.05
Short-term borrowings	9,618	30	1.26	6,944	10	0.60	6,433	9	0.55
Long-term debt	31,263	137	1.75	35,337	132	1.50	37,623	127	1.35
Total interest-bearing liabilities	316,021	266	0.34	311,586	174	0.22	308,530	168	0.22
Noninterest-bearing deposits (4)	148,610			145,933			146,492
Other liabilities	12,437			11,664			11,409
Shareholders’ equity	63,500			66,798			68,480
Total liabilities and shareholders’ equity	$540,568			$535,981			$534,911
Average interest-rate spread			2.78			2.68			2.68

Net interest income/ net interest margin - taxable equivalent		$3,435	2.89%		$3,209	2.76%		$3,267	2.76%
Taxable-equivalent adjustment		$28			$26			$24
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.09%, 0.03%, and 0.03% for the three months ended June 30, 2022, March 31, 2022, and December 31, 2021, respectively.

Truist Financial Corporation 9

Average Balances and Rates - Year-To-Date
	Year-to-Date
	December 31, 2022			December 31, 2021
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$10,591	$93	0.88%	$7,633	$56	0.73%
U.S. government-sponsored entities (GSE)	498	11	2.24	1,799	41	2.29
Mortgage-backed securities issued by GSE	131,669	2,552	1.94	128,306	1,953	1.52
States and political subdivisions	392	15	3.88	429	15	3.55
Non-agency mortgage-backed	4,072	94	2.30	1,299	28	2.20
Other	44	2	3.60	31	1	1.90
Total securities	147,266	2,767	1.88	139,497	2,094	1.50
Loans and leases:
Commercial:
Commercial and industrial	149,030	5,823	3.91	137,304	4,174	3.04
CRE	22,697	920	4.01	25,269	728	2.85
Commercial construction	5,326	228	4.46	6,053	173	2.98
Consumer:
Residential mortgage	51,721	1,860	3.60	45,500	1,884	4.14
Residential home equity and direct	25,232	1,422	5.64	25,319	1,441	5.69
Indirect auto	27,197	1,497	5.50	26,621	1,629	6.12
Indirect other	11,876	758	6.39	10,935	731	6.70
Student	6,114	304	4.97	7,251	289	3.99
Credit card	4,753	455	9.57	4,650	415	8.92
Total loans and leases held for investment	303,946	13,267	4.36	288,902	11,464	3.97
Loans held for sale	2,889	122	4.23	4,546	120	2.63
Total loans and leases	306,835	13,389	4.36	293,448	11,584	3.95
Interest earning trading assets	5,767	239	4.15	5,602	156	2.78
Other earning assets	20,429	384	1.88	19,498	48	0.24
Total earning assets	480,297	16,779	3.49	458,045	13,882	3.03
Nonearning assets	63,533			64,340
Total assets	$543,830			$522,385
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$111,539	519	0.47	$107,311	59	0.05
Money market and savings	145,645	536	0.37	134,303	35	0.03
Time deposits	15,514	90	0.58	18,025	54	0.30
Total interest-bearing deposits (4)	272,698	1,145	0.42	259,639	148	0.06
Short-term borrowings	14,957	385	2.58	6,170	47	0.76
Long-term debt	34,172	791	2.31	37,410	573	1.53
Total interest-bearing liabilities	321,827	2,321	0.72	303,219	768	0.25
Noninterest-bearing deposits (4)	145,392			138,733
Other liabilities	12,794			11,300
Shareholders’ equity	63,817			69,133
Total liabilities and shareholders’ equity	$543,830			$522,385
Average interest-rate spread			2.77			2.78

Net interest income/ net interest margin - taxable equivalent		$14,458	3.01%		$13,114	2.86%
Taxable-equivalent adjustment		$142			$108
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.27% and 0.04% for the year ended December 31, 2022 and 2021, respectively.

10 Truist Financial Corporation

Credit Quality
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2022	2022	2022	2022	2021
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$398	$443	$393	$330	$394
CRE	82	5	19	27	29
Commercial construction	—	—	—	—	7
Consumer:
Residential mortgage	240	227	269	315	296
Residential home equity and direct	173	166	159	141	141
Indirect auto	289	260	244	227	218
Indirect other	6	5	6	4	5
Total nonaccrual loans and leases held for investment	1,188	1,106	1,090	1,044	1,090
Loans held for sale	—	72	33	39	22
Total nonaccrual loans and leases	1,188	1,178	1,123	1,083	1,112
Foreclosed real estate	4	4	3	3	8
Other foreclosed property	58	58	47	49	43
Total nonperforming assets	$1,250	$1,240	$1,173	$1,135	$1,163
Troubled Debt Restructurings (TDRs)
Performing TDRs:
Commercial:
Commercial and industrial	$136	$165	$105	$104	$147
CRE	5	5	5	5	5
Commercial construction	1	1	1	1	—
Consumer:
Residential mortgage - government guaranteed	917	839	761	622	480
Residential mortgage - nonguaranteed	335	305	281	244	212
Residential home equity and direct	76	78	84	91	98
Indirect auto	462	425	401	392	389
Indirect other	6	7	6	6	7
Student - nonguaranteed	30	29	27	25	25
Credit card	18	19	22	25	27
Total performing TDRs	1,986	1,873	1,693	1,515	1,390
Nonperforming TDRs	214	187	204	189	152
Total TDRs	$2,200	$2,060	$1,897	$1,704	$1,542
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$49	$44	$27	$22	$13
CRE	1	1	3	—	—
Commercial construction	—	—	3	—	—
Consumer:
Residential mortgage - government guaranteed	759	808	884	996	978
Residential mortgage - nonguaranteed	27	26	27	31	31
Residential home equity and direct	15	12	10	12	9
Indirect auto	1	1	1	1	1
Indirect other	10	6	3	2	3
Student - government guaranteed	702	770	796	818	864
Student - nonguaranteed	4	5	5	4	4
Credit card	37	36	28	28	27
Total loans 90 days past due and still accruing	$1,605	$1,709	$1,787	$1,914	$1,930
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$256	$162	$223	$280	$130
CRE	25	15	10	13	20
Commercial construction	5	3	4	1	2
Consumer:
Residential mortgage - government guaranteed	268	234	233	216	256
Residential mortgage - nonguaranteed	346	300	302	326	258
Residential home equity and direct	127	122	156	142	107
Indirect auto	646	591	584	529	607
Indirect other	128	97	78	65	64
Student - government guaranteed	396	375	447	476	549
Student - nonguaranteed	6	6	6	6	6
Credit card	64	52	48	47	45
Total loans 30-89 days past due	$2,267	$1,957	$2,091	$2,101	$2,044

Truist Financial Corporation 11

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2022	2022	2022	2022	2021
Allowance for Credit Losses
Beginning balance	$4,455	$4,434	$4,423	$4,695	$4,978
Provision for credit losses	467	234	171	(95)	(103)
Charge-offs:
Commercial:
Commercial and industrial	(44)	(51)	(17)	(31)	(54)
CRE	(11)	—	(1)	(1)	(5)
Commercial construction	—	—	—	(1)	—
Consumer:
Residential mortgage	(1)	(4)	(2)	(2)	(1)
Residential home equity and direct	(65)	(86)	(85)	(58)	(51)
Indirect auto	(129)	(103)	(77)	(102)	(89)
Indirect other	(37)	(26)	(18)	(19)	(16)
Student	(5)	(7)	(4)	(6)	(12)
Credit card	(53)	(42)	(40)	(41)	(37)
Total charge-offs	(345)	(319)	(244)	(261)	(265)
Recoveries:
Commercial:
Commercial and industrial	14	43	13	17	23
CRE	1	—	6	1	—
Commercial construction	1	2	1	1	1
Consumer:
Residential mortgage	3	3	4	6	2
Residential home equity and direct	18	23	20	20	21
Indirect auto	21	21	26	23	21
Indirect other	5	6	6	6	6
Student	1	—	—	—	—
Credit card	8	8	9	9	9
Total recoveries	72	106	85	83	83
Net charge-offs	(273)	(213)	(159)	(178)	(182)
Other	—	—	(1)	1	2
Ending balance	$4,649	$4,455	$4,434	$4,423	$4,695
Allowance for Credit Losses:
Allowance for loan and lease losses	$4,377	$4,205	$4,187	$4,170	$4,435
Reserve for unfunded lending commitments (RUFC)	272	250	247	253	260
Allowance for credit losses	$4,649	$4,455	$4,434	$4,423	$4,695
12 Truist Financial Corporation

	As of/For the Year-to-Date
	Period Ended Dec. 31
(Dollars in millions)	2022	2021
Allowance for Credit Losses
Beginning balance	$4,695	$6,199
Provision for credit losses	777	(813)
Charge-offs:
Commercial:
Commercial and industrial	(143)	(243)
CRE	(13)	(10)
Commercial construction	(1)	(2)
Consumer:
Residential mortgage	(9)	(23)
Residential home equity and direct	(294)	(214)
Indirect auto	(411)	(336)
Indirect other	(100)	(57)
Student	(22)	(24)
Credit card	(176)	(150)
Total charge-offs	(1,169)	(1,059)
Recoveries:
Commercial:
Commercial and industrial	87	107
CRE	8	6
Commercial construction	5	4
Consumer:
Residential mortgage	16	12
Residential home equity and direct	81	79
Indirect auto	91	92
Indirect other	23	24
Student	1	1
Credit card	34	37
Total recoveries	346	362
Net charge-offs	(823)	(697)
Other	—	6
Ending balance	$4,649	$4,695

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2022	2022	2022	2022	2021
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.70%	0.62%	0.69%	0.72%	0.71%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.49	0.54	0.59	0.66	0.67
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.36	0.35	0.36	0.36	0.38
Nonperforming loans and leases as a percentage of loans and leases (1)	0.36	0.37	0.37	0.37	0.38
Nonperforming assets as a percentage of:
Total assets (1)	0.23	0.23	0.22	0.21	0.21
Loans and leases plus foreclosed property	0.38	0.37	0.38	0.38	0.39
Net charge-offs as a percentage of average loans and leases	0.34	0.27	0.22	0.25	0.25
Allowance for loan and lease losses as a percentage of loans and leases	1.34	1.34	1.38	1.44	1.53
Ratio of allowance for loan and lease losses to:
Net charge-offs	4.05X	4.98X	6.54X	5.78X	6.14X
Nonperforming loans and leases	3.68X	3.80X	3.84X	3.99X	4.07X
Asset Quality Ratios (Excluding PPP and other Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.04%	0.04%	0.03%
Applicable ratios are annualized.
(1)Includes loans held for sale.

				As of/For the Year-to-Date
				Period Ended Dec. 31
				2022	2021
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.27%	0.24%
Ratio of allowance for loan and lease losses to net charge-offs				5.32X	6.36X
Applicable ratios are annualized.

Truist Financial Corporation 13

	December 31, 2022
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$135	99.3%	$1	0.7%	$—	—%	$136
CRE	5	100.0	—	—	—	—	5
Commercial construction	1	100.0	—	—	—	—	1
Consumer:
Residential mortgage - government guaranteed	496	54.1	111	12.1	310	33.8	917
Residential mortgage - nonguaranteed	294	87.7	31	9.3	10	3.0	335
Residential home equity and direct	71	93.4	5	6.6	—	—	76
Indirect auto	389	84.2	73	15.8	—	—	462
Indirect other	5	83.3	1	16.7	—	—	6
Student - nonguaranteed	27	90.0	2	6.7	1	3.3	30
Credit card	15	83.3	2	11.1	1	5.6	18
Total performing TDRs (1)	1,438	72.4	226	11.4	322	16.2	1,986
Nonperforming TDRs (2)	90	42.0	32	15.0	92	43.0	214
Total TDRs (1)(2)	$1,528	69.5%	$258	11.7%	$414	18.8%	$2,200
(1)Past due performing TDRs are included in past due disclosures.
(2)Nonperforming TDRs are included in nonaccrual loan disclosures.

			Quarter Ended
			Dec. 31	Sept. 30	June 30	March 31	Dec. 31
			2022	2022	2022	2022	2021
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.08%	0.02%	0.01%	0.04%	0.09%
CRE			0.19	(0.01)	(0.10)	0.01	0.07
Commercial construction			(0.06)	(0.10)	(0.08)	(0.02)	(0.10)
Consumer:
Residential mortgage			(0.02)	0.01	(0.02)	(0.03)	(0.02)
Residential home equity and direct			0.71	1.01	1.04	0.61	0.49
Indirect auto			1.52	1.15	0.77	1.23	1.01
Indirect other			0.95	0.66	0.43	0.48	0.39
Student			0.34	0.40	0.30	0.33	0.65
Credit card			3.68	2.80	2.63	2.77	2.31
Total loans and leases			0.34	0.27	0.22	0.25	0.25
Applicable ratios are annualized.

Rollforward of Intangible Assets and Selected Fair Value Marks (1)
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2022	2022	2022	2022	2021
Loans and Leases (2)
Beginning balance unamortized fair value mark	$(826)	$(924)	$(1,119)	$(1,323)	$(1,540)
Accretion	80	96	189	191	217
Purchase accounting adjustments and other activity	5	2	6	13	—
Ending balance	$(741)	$(826)	$(924)	$(1,119)	$(1,323)
Core deposit and other intangible assets
Beginning balance	$3,726	$3,535	$3,693	$3,408	$2,930
Additions - acquisitions	111	336	—	430	647
Amortization of intangibles (3)	(163)	(140)	(143)	(137)	(143)
Amortization in net occupancy expense	(3)	(5)	(5)	(8)	(3)
Purchase accounting adjustments and other activity	1	—	(10)	—	(23)
Ending balance	$3,672	$3,726	$3,535	$3,693	$3,408
Deposits (4)
Beginning balance unamortized fair value mark	$(1)	$(3)	$(5)	$(7)	$(9)
Amortization	1	2	2	2	2
Ending balance	$—	$(1)	$(3)	$(5)	$(7)
Long-Term Debt (4)
Beginning balance unamortized fair value mark	$(94)	$(109)	$(122)	$(139)	$(157)
Amortization	13	15	13	17	18
Ending balance	$(81)	$(94)	$(109)	$(122)	$(139)
(1)Includes only selected information and does not represent all purchase accounting adjustments.
(2)Purchase accounting marks on loans and leases includes credit, interest and liquidity components, and are generally recognized using the level-yield or straight-line method over the remaining life of the individual loans or recognized in full in the event of prepayment.
(3)Includes $16 million partial write-down of an investment advisory intangible asset from a prior acquisition in 4Q22.
(4)Purchase accounting marks on liabilities represents interest rate marks on time deposits and long-term debt and are recognized using the level-yield method over the term of the liability.

14 Truist Financial Corporation

Segment Financial Performance - Preliminary
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2022	2022	2022	2022	2021
Consumer Banking and Wealth
Net interest income (expense)	$1,728	$1,686	$1,567	$1,528	$1,629
Net intersegment interest income (expense)	1,226	970	718	657	651
Segment net interest income	2,954	2,656	2,285	2,185	2,280
Allocated provision for credit losses	311	283	199	74	59
Noninterest income	846	836	831	910	955
Noninterest expense	1,925	1,930	1,928	1,886	1,951
Income (loss) before income taxes	1,564	1,279	989	1,135	1,225
Provision (benefit) for income taxes	370	303	235	274	253
Segment net income (loss)	$1,194	$976	$754	$861	$972

Corporate and Commercial Banking
Net interest income (expense)	$2,008	$1,601	$1,277	$1,094	$1,106
Net intersegment interest income (expense)	(172)	24	68	173	207
Segment net interest income	1,836	1,625	1,345	1,267	1,313
Allocated provision for credit losses	134	(50)	(28)	(151)	(183)
Noninterest income	675	644	687	655	822
Noninterest expense	834	817	804	778	821
Income (loss) before income taxes	1,543	1,502	1,256	1,295	1,497
Provision (benefit) for income taxes	326	322	272	281	299
Segment net income (loss)	$1,217	$1,180	$984	$1,014	$1,198

Insurance Holdings
Net interest income (expense)	$82	$40	$30	$24	$23
Net intersegment interest income (expense)	(36)	(7)	(2)	—	—
Segment net interest income	46	33	28	24	23
Allocated provision for credit losses	5	1	1	—	(1)
Noninterest income	801	734	833	737	681
Noninterest expense	681	640	623	560	546
Income (loss) before income taxes	161	126	237	201	159
Provision (benefit) for income taxes	40	32	58	49	32
Segment net income (loss)	$121	$94	$179	$152	$127

Other, Treasury & Corporate (1)
Net interest income (expense)	$163	$418	$533	$537	$485
Net intersegment interest income (expense)	(1,018)	(987)	(784)	(830)	(858)
Segment net interest income	(855)	(569)	(251)	(293)	(373)
Allocated provision for credit losses	17	—	(1)	(18)	22
Noninterest income	(95)	(112)	(103)	(160)	(135)
Noninterest expense	282	226	225	450	382
Income (loss) before income taxes	(1,249)	(907)	(578)	(885)	(912)
Provision (benefit) for income taxes	(399)	(294)	(193)	(274)	(217)
Segment net income (loss)	$(850)	$(613)	$(385)	$(611)	$(695)

Total Truist Financial Corporation
Net interest income (expense)	$3,981	$3,745	$3,407	$3,183	$3,243
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	3,981	3,745	3,407	3,183	3,243
Allocated provision for credit losses	467	234	171	(95)	(103)
Noninterest income	2,227	2,102	2,248	2,142	2,323
Noninterest expense	3,722	3,613	3,580	3,674	3,700
Income (loss) before income taxes	2,019	2,000	1,904	1,746	1,969
Provision (benefit) for income taxes	337	363	372	330	367
Net income	$1,682	$1,637	$1,532	$1,416	$1,602
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Truist Financial Corporation 15

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2022	2022	2022	2022	2021
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$39,099	$38,277	$38,016	$37,225	$37,524
Tier 1	45,769	44,947	44,686	43,895	44,194
Total	54,073	53,223	52,186	51,599	51,518
Risk-weighted assets	433,857	421,489	413,384	397,855	390,886
Average quarterly assets for leverage ratio	539,689	526,454	521,113	512,694	510,404
Average quarterly assets for supplementary leverage ratio	629,910	616,368	608,770	599,415	595,075
Risk-based capital ratios:
Common equity tier 1	9.0%	9.1%	9.2%	9.4%	9.6%
Tier 1	10.5	10.7	10.8	11.0	11.3
Total	12.5	12.6	12.6	13.0	13.2
Leverage capital ratio	8.5	8.5	8.6	8.6	8.7
Supplementary leverage	7.3	7.3	7.3	7.3	7.4
Equity as a percentage of total assets	10.9	11.1	11.6	12.0	12.8
Common equity per common share	$40.58	$40.79	$42.45	$43.82	$47.14

	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2022	2022	2022	2022	2021
Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders’ equity	$60,537	$60,811	$62,999	$65,044	$69,271
Less:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Noncontrolling interests	23	23	24	23	—
Intangible assets, net of deferred taxes	29,908	29,752	29,095	29,229	28,772
Tangible common equity	$23,933	$24,363	$27,207	$29,119	$33,826

Outstanding shares at end of period (in thousands)	1,326,829	1,326,766	1,326,393	1,331,414	1,327,818
Tangible Common Equity Per Common Share	$18.04	$18.36	$20.51	$21.87	$25.47
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess profitability, returns relative to balance sheet risk, and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.
16 Truist Financial Corporation

Selected Mortgage Banking Information & Additional Information
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data)	2022	2022	2022	2022	2021
Mortgage Banking Income
Residential mortgage income:
Residential mortgage production revenue	$7	$1	$36	$52	$115
Residential mortgage servicing income:
Residential mortgage servicing revenue	168	165	152	145	155
Realization of expected residential MSR cash flows	(80)	(85)	(103)	(109)	(143)
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	(7)	166	254	350	(25)
MSRs hedge gains (losses)	(3)	(175)	(265)	(349)	57
Net MSRs valuation	(10)	(9)	(11)	1	32
Total residential mortgage servicing income	78	71	38	37	44
Total residential mortgage income	85	72	74	89	159
Commercial mortgage income:
Commercial mortgage production revenue	28	30	21	32	40
Commercial mortgage servicing income:
Commercial mortgage servicing revenue	18	17	17	17	18
Realization of expected commercial MSR cash flows	(14)	(12)	(15)	(17)	(12)
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	(1)	24	8	9	(1)
MSRs hedge gains (losses)	1	(9)	(5)	(9)	—
Net MSRs valuation	—	15	3	—	(1)
Total commercial mortgage servicing income	4	20	5	—	5
Commercial mortgage income	32	50	26	32	45
Total mortgage banking income	$117	$122	$100	$121	$204
Other Mortgage Banking Information
Residential mortgage loan originations	$4,868	$11,746	$11,330	$11,408	$14,458
Residential mortgage servicing portfolio (1):
Loans serviced for others	217,046	218,740	209,504	195,737	196,011
Bank-owned loans serviced	56,982	56,786	53,341	50,927	50,716
Total servicing portfolio	274,028	275,526	262,845	246,664	246,727
Weighted-average coupon rate on mortgage loans serviced for others	3.48%	3.45%	3.42%	3.41%	3.44%
Weighted-average servicing fee on mortgage loans serviced for others	0.31	0.30	0.30	0.31	0.31

Additional Information
Brokered deposits (2)	$22,353	$20,239	$22,926	$19,092	$9,627

NQDCP income (expense):
Interest income	$2	$2	$2	$19	$1
Other income	20	(28)	(30)	(44)	(7)
Personnel expense	(22)	26	28	25	6
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Common stock prices:
High	$47.47	$52.22	$57.50	$68.95	$65.42
Low	40.01	42.56	44.75	56.19	54.73
End of period	43.03	43.54	47.43	56.70	58.55
Banking offices	2,123	2,119	2,117	2,112	2,517
ATMs	3,227	3,185	3,194	3,214	3,670
FTEs (3)	53,999	52,648	51,349	51,169	51,348
(1)Amounts reported are unpaid principal balance.
(2)Amounts primarily represent interest checking and money market and savings deposits.
(3)FTEs represents an average for the quarter.
Truist Financial Corporation 17

Selected Items (1)
	Favorable (Unfavorable)
(Dollars in millions)		After-Tax at
Description	Pre-Tax	Marginal Rate
Selected Items
Fourth Quarter 2022
Incremental operating expenses related to the merger ($51 million professional fees and outside processing and $5 million other line items)	$(56)	$(43)

Third Quarter 2022
Incremental operating expenses related to the merger ($72 million professional fees and outside processing and $18 million other line items)	$(90)	$(69)

Second Quarter 2022
Incremental operating expenses related to the merger ($103 million professional fees and outside processing, $11 million personnel expense, and $3 million other line items)	$(117)	$(89)
Gain (loss) on early extinguishment of debt (other expense)	39	30

First Quarter 2022
Incremental operating expenses related to the merger ($133 million professional fees and outside processing, $24 million personnel expense, $20 million net occupancy expense, and $25 million other line items)	$(202)	$(155)
Gain on redemption of noncontrolling equity interest related to the acquisition of certain merchant services relationships (other income)	74	57

Fourth Quarter 2021
Incremental operating expenses related to the merger ($144 million professional fees and outside processing, $59 million personnel expense, and $12 million other line items)	$(215)	$(165)

Third Quarter 2021
Incremental operating expenses related to the merger ($132 million professional fees and outside processing, $41 million personnel expense, and $18 million other line items)	$(191)	$(147)
Professional fee accrual (professional fees and outside processing)	(30)	(23)

Second Quarter 2021
Charitable contribution (other expense)	$(200)	$(153)
Incremental operating expenses related to the merger ($137 million professional fees and outside processing, $42 million personnel expense, and $11 million other line items)	(190)	(146)

First Quarter 2021
Incremental operating expenses related to the merger ($120 million professional fees and outside processing, $42 million personnel expense, and $13 million other line items)	$(175)	$(134)
Acceleration for cash flow hedge unwind (other expense)	(36)	(28)
(1)Includes selected items representing a part of line items within the consolidated statements of income. Excludes line items adjusted in their entirety, such as securities gains and losses and costs classified as merger-related and restructuring charges as well as immaterial adjustments made for gains and losses on the early extinguishment of debt.

18 Truist Financial Corporation

Non-GAAP Reconciliations
	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions)	2022	2022	2022	2022	2021	2022	2021
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$3,722	$3,613	$3,580	$3,674	$3,700	$14,589	$15,116
Merger-related and restructuring charges, net	(114)	(62)	(121)	(216)	(212)	(513)	(822)
Gain (loss) on early extinguishment of debt	—	—	39	—	1	39	4
Incremental operating expense related to the merger	(56)	(90)	(117)	(202)	(215)	(465)	(771)
Amortization of intangibles	(163)	(140)	(143)	(137)	(143)	(583)	(574)
Charitable contribution	—	—	—	—	—	—	(200)
Professional fee accrual	—	—	—	—	—	—	(30)
Acceleration for cash flow hedge unwind	—	—	—	—	—	—	(36)
Efficiency Ratio Numerator - Adjusted	$3,389	$3,321	$3,238	$3,119	$3,131	$13,067	$12,687

Efficiency Ratio Denominator - Revenue (2) - GAAP	$6,208	$5,847	$5,655	$5,325	$5,566	$23,035	$22,296
Taxable equivalent adjustment	50	38	28	26	24	142	108
Securities (gains) losses	—	1	1	69	—	71	—
Gain on redemption of noncontrolling equity interest	—	—	—	(74)	—	(74)	—
Gains on divestiture of certain businesses	—	—	—	—	—	—	(37)
Efficiency Ratio Denominator - Adjusted	$6,258	$5,886	$5,684	$5,346	$5,590	$23,174	$22,367

Efficiency Ratio - GAAP	60.0%	61.8%	63.3%	69.0%	66.5%	63.3%	67.8%
Efficiency Ratio - Adjusted	54.2	56.4	57.0	58.3	56.0	56.4	56.7
(1)The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges, and other selected items. Truist’s management uses this measure in their analysis of the Corporation’s performance. Truist’s management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Revenue is defined as net interest income plus noninterest income.

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions)	2022	2022	2022	2022	2021	2022	2021
Return on Average Tangible Common Shareholders’ Equity (1)
Net income available to common shareholders	$1,610	$1,536	$1,454	$1,327	$1,524	$5,927	$6,033
Plus: Amortization of intangibles, net of tax	125	107	109	105	110	446	441
Tangible net income available to common shareholders	$1,735	$1,643	$1,563	$1,432	$1,634	$6,373	$6,474

Average common shareholders’ equity	$54,823	$56,813	$56,803	$60,117	$61,807	$57,124	$62,112
Less: Average intangible assets, net of deferred taxes	29,891	29,035	29,173	28,905	27,523	29,253	26,897
Average tangible common shareholders’ equity	$24,932	$27,778	$27,630	$31,212	$34,284	$27,871	$35,215

Return on average common shareholders’ equity	11.7%	10.7%	10.3%	9.0%	9.8%	10.4%	9.7%
Return on average tangible common shareholders’ equity	27.6	23.5	22.7	18.6	18.9	22.9	18.4
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess profitability, returns relative to balance sheet risk, and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions, except per share data)	2022	2022	2022	2022	2021	2022	2021
Diluted EPS (1)
Net income available to common shareholders - GAAP	$1,610	$1,536	$1,454	$1,327	$1,524	$5,927	$6,033
Merger-related and restructuring charges	87	48	92	166	163	393	631
Securities (gains) losses	—	1	—	53	—	54	—
Loss (gain) on early extinguishment of debt	—	—	(30)	—	—	(30)	(3)
Incremental operating expenses related to the merger	43	69	89	155	165	356	592
Charitable contribution	—	—	—	—	—	—	153
Professional fee accrual	—	—	—	—	—	—	23
Acceleration for cash flow hedge unwind	—	—	—	—	—	—	28
Gain on redemption of noncontrolling equity interest	—	—	—	(57)	—	(57)	—
Net income available to common shareholders - Adjusted	$1,740	$1,654	$1,605	$1,644	$1,852	$6,643	$7,457

Weighted average shares outstanding - diluted	1,337,338	1,336,659	1,338,864	1,341,563	1,343,029	1,338,462	1,349,378

Diluted EPS - GAAP	$1.20	$1.15	$1.09	$0.99	$1.13	$4.43	$4.47
Diluted EPS - Adjusted	1.30	1.24	1.20	1.23	1.38	4.96	5.53
(1)The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. Truist’s management uses this measure in their analysis of the Corporation’s performance. Truist’s management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.
Truist Financial Corporation 19